                                                                EXHIBIT 10.11(q)

                      FIRST AMENDMENT TO PLEDGE AGREEMENT

          This First Amendment to Pledge Agreement (this "AMENDMENT") is entered into as of July *, 1994 among the undersigned. Capitalized terms used but not defined in this Amendment (unless otherwise indicated) have the meaning given such terms in the Pledge Agreement (defined below).

                                    RECITALS
                                    --------

1. THE VAIL CORPORATION, a Colorado corporation (with its successors, the "BORROWER"), VAIL ASSOCIATES, INC., a Colorado corporation (with its successors, "VAIL"), BEAVER CREEK ASSOCIATES, INC., a Colorado corporation (with its successors, "BEAVER CREEK"), VAIL ASSOCIATES REAL ESTATE GROUP, INC., a Colorado corporation (with its successors, "VAREG"), and VAIL ASSOCIATES REAL ESTATE, INC., a Colorado corporation (with its successors, "VARE")(the Borrower, Vail, Beaver Creek, VAREG and VARE collectively, the "OBLIGORS" and each individually, an "OBLIGOR"), and NATIONSBANK OF TEXAS, N.A., as collateral agent (with its successors in such capacity, the "COLLATERAL AGENT") for the Secured Parties identified in that certain Collateral Agency Agreement, dated as of November 23, 1993 (as amended or replaced from time-to-time, the "COLLATERAL AGREEMENT"), executed that certain Pledge Agreement dated as of November 23, 1993 ( the "PLEDGE AGREEMENT").

          A. Borrower and NationsBank of Texas, N.A., as Agent, executed and delivered that certain Credit Agreement dated as of November 23, 1993. Subsequently, Borrower, doing business as "Vail Associates, Inc.," the Banks listed on SCHEDULE 1 to the Credit Agreement (defined below) ("BANKS"), and NATIONSBANK OF TEXAS, N.A., as Agent for itself and the other Banks ("AGENT"), executed that Amended and Restated Permanent Credit Agreement dated as of February 7, 1994 (as amended, modified, or restated, the "CREDIT AGREEMENT").

          B. Borrower, Agent, and Banks executed that First Amendment to Amended and Restated Permanent Credit Agreement dated as of June 1, 1994 (the "FIRST AMENDMENT"). The First Amendment included the addition of an Unrestricted Subsidiary (as defined in the Credit Agreement) in which VARE owns a 50 percent interest. Borrower, Collateral Agent, and the Obligors now desire to amend the Pledge Agreement to include as part of the Pledged Stock the 50 percent interest of VARE in that Unrestricted Subsidiary.

          NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned agree as follows:

          1.  Amendment to Pledge Agreement.  The Pledge Agreement is amended as
              -----------------------------
follows:

              (a) The definition of "Pledged Stock" is amended by deleting the existing definition in its entirety and substituting the following in its place:

                   PLEDGED STOCK means (a) any membership interest in Slifer,
              Smith & Frampton\Vail Associates Real Estate, L.L.C. and (b) all of the issued and outstanding capital stock now owned or hereafter acquired by Vail or any Subsidiary of Vail (other than any Unrestricted Subsidiary which is not a direct Subsidiary of Vail) in the corporations identified on EXHIBIT C, including any additional or substitute membership interests or shares of capital stock now owned or hereafter acquired by Vail or any such Subsidiary of Vail in each such corporation issued after the date hereof and any membership interest or capital stock of any corporation that shall become a Subsidiary of Vail (other than any Unrestricted Subsidiary which is not a direct Subsidiary of Vail) at any time or from time to time and all the capital stock which is required to be included in this definition pursuant to the provisions of SECTION 2.B.(D) of this agreement.

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

              (b) EXHIBIT C (Pledged Stock) to the Pledge Agreement shall be amended by deleting the existing exhibit in its entirety and substituting in its place the amended EXHIBIT C attached to this Amendment.

          2.  Representations and Warranties.  Borrower and each other Obligor
              ------------------------------
represent and warrant to Banks that the execution and delivery of this Amendment has been authorized by all requisite corporate action on the part of Borrower and each other Obligor and will not violate their respective organizational documents. Borrower and each other Obligor further represent and warrant to Banks that (a) the representations and warranties in each Loan Paper (as defined in the Credit Agreement) to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that (i) such representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated by the Credit Agreement), (b) Borrower and each other Obligor is in full compliance with all covenants and agreements contained in each Loan Paper (as defined in the Credit Agreement) to which it is a party, and (c) no Enforcement Notice is in effect.

          3.  Counterparts.  This Amendment may be executed in any number of
              ------------
counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

                 [Remainder of Page Intentionally Left Blank,
                  Signatures on Immediately Following Page.]

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

          IN WITNESS WHEREOF, this Amendment is executed as of the date set out in the preamble to this Amendment.


                              VAIL HOLDINGS, INC., fka Vail Associates, Inc. THE VAIL CORPORATION, dba Vail Associates, Inc.


                              By:______________________________________________
                                 Gerald E. Flynn, Senior Vice President of each of the foregoing entities.


                              BEAVER CREEK ASSOCIATES, INC.
                              VAIL ASSOCIATES REAL ESTATE GROUP, INC.
                              VAIL ASSOCIATES REAL ESTATE, INC.


                              By:______________________________________________
                                 Gerald E. Flynn, Vice President of each of the foregoing entities.


                              NATIONSBANK OF TEXAS, N.A.,
                              as COLLATERAL AGENT


                              By:______________________________________________
                                 Frank M. Johnson, Vice President


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

                                   EXHIBIT C
                                   ---------

                                 PLEDGED STOCK
                                 -------------

                             AUTHORIZED AND
                              OUTSTANDING                   PLEDGED      PERCENTAGE
CORPORATE NAMES                  SHARES      PAR VALUE  STOCK\INTEREST      OWNED
---------------------------  --------------  ---------  ---------------  -----------
Vail Food Services, Inc.         1,000         $1.00         1,000          100%

Vail Associates Real             1,000/1/      $1.00           800           80%
 Estate, Inc.

The Vail Corporation             1,000         $1.00         1,000          100%

Beaver Creek                     1,000         $1.00         1,000          100%
 Consultants, Inc.

Beaver Creek Associates,         1,000         $1.00         1,000          100%
 Inc.

Vail Associates                  1,000         $1.00         1,000          100%
 Consultants, Inc.

Beaver Creek Food                1,000         $1.00         1,000          100%
 Services, Inc.

Vail Associates                  1,000/2/      $1.00           800           80%
 Hospitality Corporation

Piney River Ranch, Inc.          1,000         $1.00         1,000          100%

Vail Associates Ranch &          1,000         $1.00         1,000          100%
 Land Company

Vail Trademarks, Inc.            1,000         $1.00         1,000          100%

Vail Associates Real             1,000         $1.00         1,000          100%
 Estate Group, Inc.

Vail Associates Holdings,        1,000         $1.00         1,000          100%
 Ltd.

Vail Associates                  1,000         $1.00         1,000          100%
 Management Company

Vail/Arrowhead, Inc.             1,000         $1.00         1,000          100%

Slifer, Smith &                     NA            NA            50%          50%/3/
 Frampton\Vail Associates
 Real Estate, L.L.C.

_____________________

/1/  20% of the outstanding shares of common stock owned by Theodore E. Ryczek.

/2/  20% of the outstanding shares of common stock owned by Bradley R. Tjossem.

/3/ The remaining 50% Membership Interest is owned by Slifer, Smith & Frampton, Inc.

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